Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of March 1, 2023 (this “Agreement”), is entered into by and between ARKO CORP., a Delaware corporation (the “Company”), and TRANSIT ENERGY GROUP, LLC, a Delaware limited liability company (“TEG”).

WHEREAS, this Agreement is entered into in connection with the transactions contemplated by that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of September 9, 2022, by and among GPM INVESTMENTS, LLC, a Delaware limited liability company (“GPMI”), GPM EMPIRE, LLC, a Delaware limited liability company (“GPME”), GPM SOUTHEAST, LLC, a Delaware limited liability company (“GPMSE”), GPM TRANSPORTATION COMPANY, LLC, a Delaware limited liability company (“GPM Transportation”) and, solely with respect to the Supplier Based Intangible, GPM Petroleum, LLC, a Delaware limited liability company (“GPMP,” and collectively with GPMI, GPME, GPM Transportation, and GPMSE, “Buyer”), TEG and the entities listed on Schedule I thereto, pursuant to which the Buyer agreed to purchase and acquire from TEG, and TEG agreed to sell and convey to the Company, certain assets and liabilities, in exchange for (i) a cash amount to be paid at Closing and (ii) two separate Installment Payments either or both of which may, subject to the terms and conditions in the Purchase Agreement, be payable (in whole or in part) to TEG in Installment Shares, comprising newly issued shares of common stock, par value $0.0001 per share of the Company (“Company Common Stock”);

WHEREAS, in connection with the Installment Shares, if any, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of TEG pursuant to the Purchase Agreement; and

WHEREAS, capitalized terms used herein and not defined herein have the respective meanings ascribed thereto in the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE I.
DEFINITIONS

Section 1.01 Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York are authorized or required by Law to be closed for business.

“Closing” has the meaning set forth in the Purchase Agreement.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Company” has the meaning set forth in the introductory paragraph of this Agreement.

“Company Common Stock” has the meaning set forth in the Recitals of this Agreement.

“Determination Date” shall be the date on which GPMI communicates in writing to TEG whether or not the applicable Installment Payment under the Purchase Agreement will be made in Installment Shares or in cash, in each case in accordance with Section 2.05 of the Purchase Agreement.

“Effective Date” means the date of effectiveness of any Registration Statement.

“Effectiveness Period” has the meaning specified in Section 3.01(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Governmental Authority” has the meaning set forth in the Purchase Agreement.

“Governmental Order” has the meaning set forth in the Purchase Agreement.

“Holder” means a holder of Registrable Securities.

“Holder Underwriter Registration Statement” has the meaning specified in Section 3.04(q).

“Installment Payment” has the meaning set forth in the Purchase Agreement.

“Installment Payment Date” means a date (the first or second year anniversary, as applicable, of the Closing Date) on which any Installment Shares are issued to TEG.

“Law” has the meaning set forth in the Purchase Agreement.

“Losses” has the meaning specified in Section 3.08(a).

“National Securities Exchange” means any of the New York Stock Exchange, the Nasdaq Stock Market, an exchange registered with the Commission under Section 6(a) of the Exchange Act (or any successor to such Section) or any other securities exchange (whether or not registered with the Commission under Section 6(a) (or successor to such Section) of the Exchange Act) on which shares of Company Common Stock are then listed.

“Permitted Transferee” has the meaning specified in Section 3.10.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Purchase Agreement” has the meaning set forth in the Recitals of this Agreement.

“Registrable Securities” means (i) all Installment Shares held (whether of record or beneficially through a broker, bank or other nominee) by TEG or its Permitted Transferees and (ii) any shares of Company Common Stock issued or issuable with respect thereto by way of stock dividend, stock split, or other distribution; provided, that any Registrable Security will cease to be a Registrable Security upon the earliest to occur of the following: (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement, (b) when such Registrable Security has been disposed of (whether by sale, transfer or otherwise) by any Holder (excluding transfers or assignments by a Holder to a Permitted Transferee or to another Holder), (c) when such Registrable Security is repurchased by the Company or any of its direct or indirect subsidiaries or (d) when such Registrable Security may be sold without manner of sale, volume or other restriction or other condition (including a condition that the Company must be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), if applicable) pursuant to Rule 144 (or any successor provision) under the Securities Act.

“Registration Expenses” has the meaning specified in Section 3.07(a).

“Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Selling Expenses” has the meaning specified in Section 3.07(a).

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration Statement.

“Selling Holder Indemnified Persons” has the meaning specified in Section 3.08(a).

“TEG” has the meaning set forth in the introductory paragraph of this Agreement.

ARTICLE II.

REPRESENTATIONS OF THE COMPANY

The Company represents and warrants to TEG as follows as of any Installment Payment Date (the issuance of Installment Shares on an Installment Payment Date shall constitute an affirmation by the Company that the following are true and correct as of such Installment Payment Date):

Section 2.01 Issuance. The issuance of the Installment Shares is duly authorized in accordance with the Company’s certificate of incorporation, bylaws or under the laws of the State of Delaware, and on the applicable Installment Payment Date, the Installment Shares shall be validly issued, fully paid and nonassessable and free of preemptive rights (and not issued in violation of any preemptive rights).

Section 2.02 Stockholder Approval. No approval or authorization of any stockholder of the Company is required in connection with the issuance of the Installment Shares as provided for under the Purchase Agreement.

Section 2.03 Form S-3 Eligibility. The Company is eligible to use Form S-3 under the Securities Act to register the resale of Installment Shares on Form S-3.

Section 2.04 SEC Filings.

(a)
During the twelve months prior to such Installment Payment Date, the Company has filed or furnished all forms, documents and reports required to be filed or furnished with the SEC under the Securities Act or the Exchange Act (collectively with any amendments thereto, the "Company SEC Reports"). Each of the Company SEC Reports, in each case as of its filing or furnishing date, or, if amended, as finally amended prior to such Installment Payment Date (with respect to those Company SEC Reports filed or furnished prior to such Installment Payment Date), has complied in all material respects as to form with the applicable requirements of the Securities Act and the Exchange Act, and none of the Company SEC Reports, when filed or furnished or, if amended, as finally amended prior to such Installment Payment Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstance under which they were made, not misleading.

(b)
During the twelve months prior to such Installment Payment Date, each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in or incorporated by reference into the Company SEC Reports: (i) complied in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC for quarterly reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position and the results of operations, changes in stockholders’ equity, and cash flows of the Company and its consolidated subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments.

ARTICLE III.
REGISTRATION RIGHTS

Section 3.01 Shelf Registration.

(a) Shelf Registration. The Company shall (i) prepare and file an initial Registration Statement under the Securities Act as soon as practicable, and in any event within 10 calendar days following any Installment Payment Date to permit the resale of all Registrable Securities from time to time as permitted by Rule 415 (or any similar provision adopted by the Commission then in effect) of the Securities Act and (ii) use its reasonable best efforts to cause such initial Registration Statement to become effective as soon as practicable after filing thereof. The Company will use its reasonable best efforts to cause the Registration Statement filed pursuant to this Section 3.01(a) to be continuously effective under the Securities Act (and, if such Registration Statement ceases to be effective, as soon as practicable to restore its effectiveness or to file and have declared effective a new Registration Statement), with respect to any Holder, until the date on which there are no longer any Registrable Securities outstanding (the “Effectiveness Period”). A Registration Statement filed pursuant to this Section 3.01(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company; provided that, if the Company is then eligible, it shall file such Registration Statement on Form S-3. A Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and, in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that a

Registration Statement becomes effective, but in any event within two Business Days immediately following such date, the Company shall provide the Holders with notice of the effectiveness of such Registration Statement.

(b) Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon notice to any Selling Holder whose Registrable Securities are included in a Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of such Registration Statement (in which event the Selling Holder shall suspend sales of the Registrable Securities pursuant to such Registration Statement) if (i) the Company is pursuing a material acquisition, merger, reorganization, disposition or other material transaction and the Company determines in good faith that the Company’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in such Registration Statement, or (ii) the Company or any of its Affiliates has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the Company, would materially and adversely affect the Company; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to such Registration Statement (x) during the 30-day period following the applicable Installment Payment Date, or (y) for a period that exceeds an aggregate of 60 days in any 180-day period or 90 days in any 365-day period, and there shall not be less than 30 days between any two such suspensions. Upon disclosure of such information or the termination of the condition causing any suspension, the Company shall promptly provide notice to the Holders whose Registrable Securities are included in such Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit the Holders to resume sales of Registrable Securities under the Registration Statement. Notwithstanding the foregoing, if on the applicable Determination Date, the Company has knowledge that either clause (i) or (ii) of this Section 3.01(b) would trigger such delay rights with respect to an Installment Payment, then the Company shall cause the Buyer to elect on the applicable Determination Date to make such Installment Payment in cash to TEG under the Purchase Agreement.

Section 3.02 [RESERVED].

Section 3.03 [RESERVED].

Section 3.04 Further Obligations. In connection with its obligations under this Article III, the Company will:

(a) promptly prepare and file with the Commission as soon as reasonably practicable such amendments and supplements to a Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

(b) direct legal counsel to the Company, at the Company’s expense, to issue to the transfer agent for the Company Common Stock, within two Business Days after the Effective Date (subject to prior receipt by such counsel of a certificate, substantially in the form attached as Exhibit A hereto, from each Holder to be included therein), a legal opinion in customary form to the effect that the Registrable Securities covered by the Registration Statement have been registered for resale under the Securities Act and may be reissued without any restrictive legend and may be delivered to the applicable Holder’s broker for resale in accordance with the Registration Statement.

(c) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing a Registration Statement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed, and provide each such Selling Holder the opportunity to reasonably object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and, to the extent timely received, make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing such Registration Statement and the prospectus included therein or any supplement or amendment thereto, and (ii) such number of copies of such Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the resale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

(d) if applicable, use its reasonable best efforts to promptly register or qualify the Registrable Securities covered by any Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(e) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of a Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to a Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to any such Registration Statement or any prospectus or prospectus supplement thereto;

(f) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to, as promptly as practicable, amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is reasonably necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(g) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(h) [reserved];

(i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

(j) [reserved];

(k) use its reasonable best efforts to cause all Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(l) use its reasonable best efforts to cause Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities under the Registration Statement;

(m) provide a transfer agent and registrar for all Registrable Securities covered by any Registration Statement not later than the Effective Date of such Registration Statement;

(n) [reserved];

(o) if reasonably requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (ii) make all required filings of such prospectus supplement or post-effective amendment with the Commission after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(p) if reasonably required by the Company’s transfer agent, promptly deliver any authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to transfer such Registrable Securities without legend upon sale by the Holder of such Registrable Securities under the Registration Statement;

(q) [reserved]; and

(r) if requested by a Selling Holder, cooperate with such Selling Holder and its counsel, including but not limited to in connection with the registration or qualification (or exemption from such registration or qualification) of, and any prospectus with respect to, Registrable Securities.

Notwithstanding anything to the contrary in this Section 3.04, the Company will not name a Holder as an underwriter (as defined in Section 2(a)(11) of the Securities Act) in any Registration Statement or Holder Underwriter Registration Statement, as applicable, without such Holder’s written consent. If the staff of the Commission requires the Company to name any Selling Holder as an underwriter (as defined in Section 2(a)(11) of the Securities Act), and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the applicable Registration Statement, and the Company shall have no further obligations hereunder with respect to Registrable Securities held by such Holder.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in Section 3.04(f), shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.04(f) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in its or their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 3.05 Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in a Registration Statement if such Holder has failed to timely furnish such information that the Company determines, after consultation with its counsel, is reasonably required in order for any registration statement or prospectus supplement, as applicable, to comply with the Securities Act, including, without limitation, information regarding such Holder, the Registrable Securities held by such Holder and such Selling Holder’s intended method of disposition of such Registrable Securities.

Section 3.06 [RESERVED].

Section 3.07 Expenses.

(a) Certain Definitions. “Registration Expenses” shall not include Selling Expenses but otherwise means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Registration Statement pursuant to Section 3.01, including all registration, filing, securities exchange listing and National Securities Exchange fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel and independent public accountants for the Company. “Selling Expenses” means all underwriting fees, discounts and selling commissions and transfer taxes allocable to the sale of the Registrable Securities.

(b) Expenses. The Company will pay all Registration Expenses, as determined in good faith, in connection with a shelf Registration Statement, whether or not any sale is made pursuant to such shelf Registration Statement.

Section 3.08 Indemnification.

(a) By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, managers, partners, stockholders, Affiliates, employees and agents and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, managers, partners, stockholders, Affiliates, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) the applicable Registration Statement, any preliminary prospectus, prospectus supplement or final prospectus contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any documented legal expenses (but not in excess of expenses incurred in respect of one counsel for all of Selling Holder Indemnified Persons) or other expenses reasonably incurred by them in connection with investigating, defending or resolving any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the applicable Registration Statement, preliminary prospectus, prospectus supplement or final prospectus, or amendment or supplement thereto, or any free writing prospectus relating thereto, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.

(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly with any other Selling Holder to indemnify and hold harmless the Company, the Company’s directors, officers, employees and agents and each Person, who, directly or indirectly, controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in a Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement or final prospectus contained therein, or any amendment or supplement thereto or any free writing prospectus relating thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 3.08(c), except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 3.08 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable and documented expenses and fees of such separate counsel and other reasonable and documented expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party may be entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete and unconditional release from liability of, and does not contain any admission of wrongdoing by, the indemnified party.

(d) Contribution. If the indemnification provided for in this Section 3.08 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall any Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating, defending or resolving any Loss that is the subject of this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 3.08 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 3.09 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the resale of the Registrable Securities without registration, the Company agrees to use its commercially reasonable efforts to, for as long as any Registrable Securities remain outstanding:

(a) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor rule then in effect); and

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

Section 3.10 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities under this Article III may be transferred or assigned by TEG to one or more transferees or assignees of Registrable Securities; provided, however, that (a) such transferee or assignee is an Affiliate of TEG or received such Registrable Securities as a distribution in respect of its equity ownership in TEG, (b) the Company is given notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of TEG under this Agreement (such transferees or assignees, “Permitted Transferees”).

ARTICLE IV.
MISCELLANEOUS

Section 4.01 Communications. All notices, demands and other communications provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, air courier guaranteeing overnight delivery, personal delivery or (in the case of any notice given by the Company to TEG) email to the following addresses:

(a) If to TEG:

Transit Energy Group, LLC

c/o Energy Capital Partners III, LP

40 Beechwood Road

Summit, NJ 07901

Attention: Rahman D’Argenio, Partner

Francesco Ciabatti, Principal

Kelly Self, MD & Senior Counsel

E-mail: rdargenio@ecpgp.com

fciabatti@ecpgp.com

kself@ecpgp.com

with a copy (which shall not constitute notice) to:

John M. Jennings

Brittany M. McIntosh

Nelson Mullins Riley & Scarborough, LLP

2 W. Washington Street, Suite 400

Greenville, South Carolina 29601

E-mail: john.jennings@nelsonmullins.com brittany.mcintosh@nelsonmullins.com

(b) If to the Company:

c/o GPM Investments, LLC

Attn: Chief Executive Officer

8565 Magellan Parkway, Suite 400

Richmond, VA 23227

Telephone: (804) 730-1568 x. 1171

Email: ak@gpminvestments.com

and

c/o GPM Investments, LLC

Attn: General Counsel

8565 Magellan Parkway, Suite 400 Richmond, VA 23227 (804) 730-1568 x. 1109 Email: mbricks@gpminvestments.com
with a copy (which shall not constitute notice) to:	Julius R. Schwarz, Esquire Schwarz & L’Altrelli, Attorneys at Law 50 Pascack Road Hillsdale, NJ 07642 Telephone No.: (212) 315-8001 Email: js@jsrllaw.com

with a copy (which shall not constitute notice) to:	Drew M. Altman Greenberg Traurig, P.A. 333 S.E. 2nd Avenue Miami, FL 33131 Telephone No.: (305) 579-0589 Email: AltmanD@gtlaw.com or to such other address as the Company or TEG may designate to each other in writing from time to time in accordance with this Section 4.01. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt of the email copy, if sent via email; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 4.02 Binding Effect. This Agreement shall be binding upon the Company, each of the Holders and their respective successors and permitted assigns, including binding upon (i) in the case of the Company, any Person that will be a successor to the Company, whether by merger, consolidation, reorganization, charter amendment, sale of all or substantially all assets or otherwise and (ii) in the case of TEG, subsequent Holders of Registrable Securities to the extent permitted herein. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

Section 4.03 Assignment of Rights. Except as provided in Section 3.10 and as contemplated by Section 4.02, neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or transferred, by operation of law or otherwise, by any party hereto without the prior written consent of the other party.

Section 4.04 Recapitalization, Exchanges, Etc. Affecting Shares of Company Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of Company Common Stock or any successor or assign of the Company (whether by merger, acquisition, consolidation, reorganization, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement. As a condition to the effectiveness of any transaction discussed in the prior sentence, the Company shall make provision to ensure that any successor or assign of the Company (i)

acknowledges, adopts and assumes in full the Company’s obligations pursuant to this Agreement or (ii) enters into a new registration rights agreement with the holders of the Registrable Securities providing for the same rights set forth herein.

Section 4.05 Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 4.06 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to seek an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section 4.07 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. Facsimile, other electronically scanned and transmitted signatures (including by email attachment) and electronic signatures (including by DocuSign) shall be deemed originals for all purposes of this Agreement.

Section 4.08 Governing Law, Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than those of the State of Delaware. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY SHALL BE INSTITUTED IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF THAT COURT DOES NOT HAVE JURISDICTION, A FEDERAL COURT SITTING IN WILMINGTON, DELAWARE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 4.09 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, THE TRANSACTION DOCUMENTS, OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT, THE TRANSACTION DOCUMENTS, OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING,

AND WHETHER IN CONTRACT, TORT, EQUITY, STATUTE OR OTHERWISE. EACH OF THE PARTIES HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 4.10 Entire Agreement. This Agreement and the Purchase Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no promises, warranties or undertakings, other than those set forth herein or in the Purchase Agreement with respect to the subject matter hereof. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 4.11 Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and TEG. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or any Holder from the terms of any provision of this Agreement shall be effective only if set forth in writing executed by the Persons to be bound thereby, and only in the specific instance and for the specific purpose for which such amendment, supplement, modification, waiver or consent has been made or given.

Section 4.12 No Presumption. This Agreement has been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

Section 4.13 Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that, other than as set forth herein, no Person other than TEG, the Holders, their respective permitted assignees and the Company shall have any obligation hereunder and that, notwithstanding that one or more of such Persons may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of such Persons or their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of such Persons or any of their respective assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of such Persons or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of or by reason of such obligation or its creation, except, in each case, for any assignee of TEG or a Selling Holder hereunder.

Section 4.14 Interpretation. Article, Section and Schedule references in this Agreement are references to the corresponding Article, Section or Schedule to this Agreement, unless otherwise specified. All Schedules to this Agreement are hereby incorporated and made a part hereof as if set forth in full herein and are an integral part of this Agreement. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. Whenever the Company has an obligation under this Agreement, the expense of complying with that obligation shall be an expense of the Company unless otherwise specified. Any reference in this Agreement to “$” shall mean U.S. dollars. Whenever any determination, consent or approval is to be made or given by a party hereto, such action shall be in the sole discretion of such party, unless otherwise specified in this Agreement. If any provision in this Agreement is held to be illegal, invalid, not binding or unenforceable, (a) such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions shall remain in full force and effect, and (b) the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is not a Business Day, the period in question shall end on the next succeeding Business Day. Any words imparting the singular number only shall include the plural and vice versa. The words such as “herein,” “hereinafter,” “hereof” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

ARKO Corp.
By:	/s/ Arie Kotler
Name:	Arie Kotler
Title:	CEO

By:	/s/ Eyal Nuchamovitz
Name:	Eyal Nuchamovitz
Title: EVP

Transit Energy Group, LLC
By:	/s/ Stephen Lattig
Name:	Stephen Lattig
Title:	Chief Executive Officer

Exhibit A

OPINION REPRESENTATION LETTER

Legend Removal Under Resale Registration Statement

Dated:___________ __, 20__

Greenberg Traurig, P.A.

333 S.E. 2nd Avenue

Suite 4400

Miami, Florida 33131

Ladies and Gentlemen:

The undersigned holder (the “Holder”) of those securities of ARKO Corp., a Delaware corporation (the “Company”), identified on Schedule A (the “Securities”) is delivering this representation letter to you, as counsel to the Company, in connection with the opinion you must issue to the Company’s transfer agent in respect of the Holder’s request to remove the transfer restriction legends under the Securities Act of 1933, as amended (the “Securities Act”), from certificates or book-entry notations issued in the Holder’s name with respect to the Securities.

The Holder hereby represents and warrants to you as follows:

1. the Holder is sophisticated in financial matters and is familiar with the registration requirements under the Securities Act. If the Holder is an investment fund, the Holder’s chief compliance officer or chief legal officer (or the chief compliance officer or chief legal officer of the general partner, manager or other entity which manages the Holder) has reviewed this representation letter and is aware that the Holder will be executing and delivering this representation letter to you and undertaking the obligations set forth herein;

2. the Holder is not an “affiliate” of the Company as defined under Rule 144(a)(1) promulgated under the Securities Act, and the Holder has not been an “affiliate” during the preceding three months;

3. this request is not part of a distribution of any Securities on the Holder’s behalf, and the Holder is not an underwriter with respect to the Securities;

4. the Holder will transfer the Securities only:

(i) pursuant to an effective resale registration statement covering the Holder’s resale of the Securities, which registration statement includes a prospectus that is current, and in the manner contemplated by such registration statement, including the “Plan of Distribution” contained therein; provided that the Holder shall have not received oral or written notice from the Company that the use of the prospectus is suspended or that the prospectus otherwise may not be used for transfers of the Securities; or

(ii) otherwise in accordance with the Securities Act; provided that the Holder provides the Company with advance notice of such transfer and an opinion of counsel that the proposed transfer is in compliance with the Securities Act; and

5. the Holder will provide the Company with any update to the Holder’s contact information set forth on the signature page hereof for purposes of any notification to be delivered to the Holder relating hereto.

[signature page follows]

The Holder hereby agrees that you may rely upon the above representations in issuing your opinion. The Holder further agrees that the Company’s transfer agent is authorized to rely on this representation letter in connection with the removal of the transfer restriction legends from the Securities.

Very truly yours,

Holder (if an individual):

Signature of Holder

Name (print):

Holder (if an entity):

(Name of Holder)

By:

Name:

Title:

Contact Information:

Address:

___________________________

___________________________

___________________________

___________________________

Email address:

Schedule A

Holder’s Securities

Registered Name of Holder	CST Account Number	Type of Security	Number of Shares/Units

2